                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               CINEMA RIDE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                               CINEMA RIDE, INC.
                         12001 Ventura Place, Suite 340
                         Studio City, California 91604
                                 (818) 761-1002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 18, 1998


To the Stockholders of Cinema Ride, Inc.:

          You are cordially invited to attend the Annual Meeting of Stockholders of Cinema Ride, Inc., a Delaware corporation (the "Company"), which will be held at the Sportsmen's Lodge, 12825 Ventura Boulevard, Studio City, California at 10:00 a.m., California time, on Thursday, June 18, 1998, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

          i. To elect a board of three directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

          ii. To ratify the selection of BDO Seidman as the Company's independent public accountants for fiscal year 1998;

          iii       To transact such other business as may properly come before the meeting or any adjournment thereof.

          Stockholders of record of the Company's common stock at the close of business on April 27, 1998, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

          THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                   BY ORDER OF THE BOARD OF DIRECTORS



                   Mitch Francis
                   Chairman of the Board, President, and Chief Executive Officer

Studio City, California
April 28, 1998

                               CINEMA RIDE, INC.
                         12001 Ventura Place, Suite 340
                         Studio City, California 91604
                                 (818) 761-1002
                                   _________

                                PROXY STATEMENT
                                   _________

                   Approximate date proxy material first sent
                        to stockholders: April 28, 1998
                                   _________


     The following information is in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Cinema Ride, Inc., a Delaware corporation (the "Company"), to be held at the Sportsmen's Lodge, 12825 Ventura Boulevard, Studio City, California at 10:00 a.m., California time, on Thursday, June 18, 1998, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

     Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all three of the nominee-directors specified herein and FOR the ratification of the selection of BDO Seidman as the Company's independent public accountants for fiscal year 1998, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company.

     Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the selection of BDO Seidman will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposals not to equal or exceed a majority of the quorum required for the Meeting.

     Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The Company has outstanding only Common Stock, of which 5,802,787 shares were outstanding as of the close of business on April 27, 1998 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding Common Stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date as to (a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of Common Stock.

                                                   Amount and
                                                    Nature of      Percent
                          Name and Address of      Beneficial        of
Title of Class            Beneficial Owner(1)         Owner        Class(2)
--------------            -------------------     -------------   ----------
DIRECTORS AND
EXECUTIVE OFFICERS:
Common Stock               Mitch Francis             1,316,684(3)     20.94%


Common Stock               Toufic Roger Bassil         233,454(4)      3.95%
NON-EMPLOYEE
DIRECTORS:
Common Stock               Benjamin Frankel             50,000(5,6)      *
Common Stock               Norman Feirstein             30,000(7)        *
                           All directors and         1,630,138        25.20%
                           executive officers as
                           a group (4 persons)

                              ____________________

(1) The address of Messrs. Francis and Bassil is c/o the Company, 12001 Ventura Place, Suite 340, Studio City, California 91604. The address of Mr. Frankel is 16530 Ventura Boulevard, Suite 305, Encino, California 91436 and the address of Mr. Feirstein is 8251 Westminster Avenue, Suite 203, Westminster, California 92683.

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such Date. Ownership of less than one percent is indicated by an asterisk.

(3) Includes 484,333 shares of common stock issuable upon exercise of options to acquire an aggregate of 1,061,500 shares granted to Mr. Francis which are exercisable within 60 days of the Record Date. Mr. Francis disclaims beneficial ownership of 37,500 shares of common stock owned by Sandra Francis, wife of Mr. Francis, and 25,000 shares of common stock issuable upon exercise of options in favor of Mrs. Francis.

(4) Includes 101,667 shares of common stock issuable upon exercise of options to acquire an aggregate of 175,000 shares granted to Mr. Bassil which are exercisable within 60 days of the Record Date.

(5) Includes 20,000 shares which have been issued to the accountancy firm of Frankel, Lodgen, Lacher, Golditch & Sardi, of which Mr. Frankel is a partner, in exchange for services rendered in 1994. Mr. Frankel disclaims beneficial ownership of all such shares.

(6) Includes 30,000 shares of common stock issuable upon exercise of options to acquire an aggregate of 40,000 shares stock granted to Mr. Frankel which are exercisable within 60 days of the Record Date.

(7) Includes 30,000 shares of common stock issuable upon exercise of options to acquire an aggregate of 40,000 shares stock granted to Mr. Feirstein which are exercisable within 60 days of the Record Date.


                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's directors are to be elected at each Annual Meeting of Stockholders. At this Meeting, three directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

     The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

     There were three meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended all of the meetings of the Board of Directors and by all committees of the Board of Directors on which he served during such period.

     The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):

                                  OTHER POSITIONS                                        DIRECTOR
 NOMINEE(1)                       WITH COMPANY                                  AGE       SINCE
 ----------                       ---------------                               ---       -----
 Mitch Francis(2)                 Chairman of the Board, President, and          43   April, 1993
                                  Chief Executive Officer
 Benjamin Frankel(2) (3) (4)      None                                           62   March, 1995
 Norman Feirstein(2)              None                                           49   March, 1995

(3)(4)
____________________
(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of three directors, one of whom is an employee of the Company. The compensation committee reviews the performance of executive officers of the Company and reviews the compensation programs for key employees, including salary and cash bonus levels.

(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of two directors, none of whom is an employee of the Company. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of non-audit services, and fees to be paid to the independent public accountants, the performance of the Company's independent public accountants, and the accounting practices of the Company.

(4) Member of the Stock Option Committee of the Board of Directors of the Company, currently consisting of two directors none of whom is an employee of the Company. The Stock Option Committee is responsible for the operation and administration of the Company's stock option plans, including the grants thereunder.

COMPENSATION OF DIRECTORS

     For service on the Board of Directors, directors who are not employees of the Company receive $1,000 for each meeting of the Board of Directors, and reimbursement for expenses which are related to attending board meetings. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. The non-employee directors are eligible to participate in the 1995 Directors Stock Option Plan. See "Executive Compensation and Other Information-Stock Options."


                               EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the executive officers of the Company as of April 27, 1998. Each executive officer serves at the discretion of the Board of Directors, subject to the terms of any employment contract:

                                                                 EXECUTIVE
                                                                  OFFICER
NAME                     OFFICE                           AGE      SINCE
----                     ------                           ---      -----
Mitch Francis            Chairman of the Board,            43   April, 1993
                         President and Chief Executive
                         Officer

Toufic Roger Bassil      Chief Financial Officer,          33    December,
                         Secretary and Treasurer                   1995


                              BUSINESS EXPERIENCE

     The following section summarizes the present occupation and prior business experience during the past five years for each director and executive officer of the Company:

     MITCH FRANCIS has been the Chairman of the Board of Directors of the Company since June 1993 and has been its Chief Executive Officer, President and a director since the Company's inception. Mr. Francis is also the President and principal shareholder of Francis Development Inc., a real estate development company which he founded in 1981. Mr. Francis was involved in site acquisition, analysis, architectural design, construction, management and marketing of numerous residential and commercial projects and has been the general partner of several real estate limited partnerships.

     TOUFIC ROGER BASSIL has been the Chief Financial Officer of the Company since December, 1995 and Controller from April 1995 to December 1995. From July 1994 to April 1995, Mr. Bassil was an independent consultant. From January 1994 to July 1994, Mr. Bassil was Controller of Vector Aeromotive Corporation. Prior to that, Mr. Bassil was in public accounting with several large firms. Mr. Bassil is a certified public accountant.

     BENJAMIN FRANKEL has been a director of the Company since March 17, 1995. Mr. Frankel is a certified public accountant and has been a partner in the accountancy firm of Frankel, Lodgen, Lacher, Golditch & Sardi and its predecessors since 1965.

     NORMAN FEIRSTEIN has been a director of the Company since March 17, 1995. Mr. Feirstein practiced law as a sole practitioner from 1978 until July, 1993. Since such time, Mr. Feirstein has practiced law as the Law Offices of Norman Feirstein, P.C. On August 16, 1993, Mr. Feirstein filed for personal bankruptcy in the United States District Court for the Central District of California. The bankruptcy was prompted by the failure of a real estate investment partnership of which Mr. Feirstein was a general partner. The bankruptcy case was dismissed on February 3, 1994.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended December 31, 1995, the Company made a loan to Mitch Francis in the amount of $50,000. The loan bears interest at a rate of 8% per year and is due on the earlier of June 30, 1998 or six months after he ceases to be an employee of the Company. Principal payments of $5,000 were due on June 30, 1996 and June 30, 1997, with the balance due on June 30, 1998. The note is secured by the higher of 40,000 shares of Common Stock or the number of shares equivalent to the unpaid value of the note.

     During April 1997, the Company obtained a $50,000 loan from Sandra Francis, wife of Mr. Francis, bearing interest at 18% per annum with both principal and interest due in six months. In connection with obtaining this loan, the Company issued 25,000 warrants at an exercise price of $.28 per share. The note, along with any accrued interest, was fully paid during 1997.

     During January 1998, the Company made a loan to Mr. Francis of $35,000.
The loan bears interest at a rate of 8.5% per year with principal and interest due at the earlier of 1) June 30, 2001 or 2) six months after Mr. Francis ceases to be an employee. This loan is secured by shares equivalent to the unpaid value of the note.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation of the chief executive officer and the other executive officer of the Company whose salary and bonus exceeded an annual rate of $100,000 during the fiscal year ended December 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                                 Long Term Compensation Awards
                                                 -----------------------------

                                                                                              Securities
Name and                                             Other Annual     Restricted Stock        Underlying
Principal Position                 Year    Salary    Compensation          Awards            Options/SARs
------------------                 ----   --------   -------------   ------------------      ------------
Mitch Francis Chairman of the      1997   $177,330     $22,934 (1)                            520,000 (4)
Board, President and Chief         1996   $153,373     $18,240 (2)                            241,500 (4)
Executive Officer                  1995   $147,684         -   (3)                            150,000 (4)

Toufic Roger Bassil                1997   $125,000         -   (3)            $19,000(5)      100,000
Chief Financial Officer,           1996   $ 93,206         -   (3)            $15,900(6)       25,000
Secretary and Treasurer            1995   $ 50,833         -   (3)                             50,000

___________________

(1) Includes $4,688 in disability insurance premiums, $11,073 in automobile expense, $2,409 in life insurance premiums and $4,764 in medical insurance
     premiums paid to or on behalf of   Mr. Francis.  See "Employment Agreement"
     below.

(2) Includes $3,747 in disability insurance premiums, $7,521 in automobile expense and $6,972 in medical insurance premiums paid to or on behalf of Mr. Francis. See "Employment Agreement" below.

(3) Perquisites and other personal benefits did not in the aggregate reach the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported in this table.

(4) During June 1997 and June 1996, Mr. Francis received options to purchase 220,000 and 241,500 shares of Common Stock respectively. Mr. Francis also received options to purchase 300,000 shares of Common Stock pursuant to his employment agreement which was entered into during September 1997. In August 1995, Mr. Francis received options to purchase 150,000 shares of Common Stock. In December 1995, Mr. Francis returned to the Company options to purchase 300,000 shares of Common Stock out of 450,000 shares previously granted in 1994, and the remaining options to purchase 150,000 shares were repriced at the then current market price plus 10%. On December 31, 1996, the Company's Board of Directors agreed to reprice the exercise price of all options already issued under the Company Stock Option Plan and the Directors' Option Plan to the then current market value.

(5) Represents the value of 50,000 shares of common stock issued to Mr. Bassil in 1997.

(6) Represents the value of 30,000 shares of common stock issued to Mr. Bassil in 1996.

EMPLOYMENT AGREEMENTS

     During the quarter ended September 30, 1997, the Company entered into a three year employment agreement with its Chairman, President and Chief Executive Officer, Mitch Francis. The agreement provides for a base annual salary of $195,000, annual increases of 8%, annual bonuses based on 6% of the Company's annual earnings before interest, taxes, depreciation and amortization in excess of $500,000, and issuance of 300,000 options exercisable at $0.25 per share vesting equally over the next three years. The agreement also approves the granting of additional performance options based on various occurrences such as the opening of new locations, obtaining additional funds, and attaining and maintaining certain market price for the Company's common stock.

     During April 1997, the Company entered into a three year employment agreement with Mr. Bassil to serve as the Company's Chief Financial Officer.
The agreement provides for a base year salary of $120,000, annual increases of 8%, and issuance of 100,000 options exercisable at the then current market price vesting equally over the next two years. In addition, during January 1997, the Company issued Mr. Bassil 50,000 shares of the Company's common stock which was recorded as additional compensation to Mr. Bassil.

OPTION GRANTS DURING 1996

     The following table sets forth information on grants of stock options pursuant to the Option Plan during the fiscal year ended December 31, 1997 to the officers identified in the Summary Compensation Table:

                              OPTION GRANTS TABLE
                       OPTION GRANTS IN FISCAL YEAR 1997

                                  % OF TOTAL
                                   OPTIONS
                                 GRANTED TO     EXERCISE
                     OPTIONS      EMPLOYEES       PRICE       EXPIRATION
      NAME           GRANTED       IN 1997      ($/SH)(2)        DATE
      ----           -------       -------      ---------        ----
Mitch Francis       520,000(1)        78%          $0.24 -      6/18/02
                                                   $0.25
Toufic Roger
 Bassil             100,000(3)        16%          $0.19        4/1/02

                               _________________
(1) Each option becomes exercisable on a cumulative basis as to one-third of the option shares one year after the date of grant and as to an additional one-third of the option shares each year thereafter. Included in the number of options granted, and in accordance with Mr. Francis' 1997 employment agreement, are 300,000 options to purchase common stock at $0.25 per share expiring September 1, 2002.

(2) The exercise price of each option is the market price per share of the common stock of the Company on the date of grant, plus, in the case of Mr. Francis, 10%. At December 31, 1996, the Board of Directors of the Company elected to reprice the exercise price of all options already granted to the then current market value.

(3) In accordance with his 1997 employment agreement, Mr. Bassil received 100,000 options to purchase common stock at $0.19 per share expiring April 1, 2002. These options vest equally over two years.

OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1997 by the officers named in the Summary Compensation Table:

                  OPTION EXERCISES AND YEAR-END VALUE TABLE(1)

                                                   Number of               Value of Unexerciseable
                                              Unexerciseable Options        In-the Money Options
                  Shares                       at Fiscal Year End           at Fiscal Year End(2)
               Acquired on      Value          ------------------           ---------------------
    Name         Exercise      Realized   Exercisable   Unexerciseable   Exercisable   Unexerciseable
------------   ------------    --------   -----------   --------------   -----------   --------------

Mitch                     0         $0       484,333          577,167         $0             $0
 Francis

Toufic R.                 0         $0       101,667           73,333         $0             $0
 Bassil

_________________
(1)There were no option exercises during fiscal 1996 & 1997
(2)Valued at $.09 per share.

STOCK OPTIONS; REPRICING OF OPTIONS

     In June 1994, the Company adopted the Cinema Ride, Inc. Stock Option Plan (the "Option Plan") under which a maximum of 900,000 shares of common stock of the Company may be issued pursuant to incentive and non-qualified stock options granted to officers or other key employees of the Company.

     The Option Plan is administered by the Board of Directors or, in the discretion of the Board of Directors, by a committee of not less than two individuals with authority to determine employees to whom options will be granted, the timing and manner of grants of options, the exercise price, the number of shares covered by and all of the terms of options, and all other determinations necessary or advisable for administration of the plan.

     The purchase price for the shares subject to any incentive stock option granted under the Option Plan shall not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date the option is granted (110% for stockholders who own in excess of 10% of the outstanding Common Stock). No option shall be exercisable after the earliest of the following: the expiration of 10 years after the date the option is granted; three months after the date the optionee's employment with the Company terminates if termination is for any reason other than permanent disability or death; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability. Unless sooner terminated by the Board of Directors, the Option Plan expires on December 31, 2003.

     In December 1995, the Company adopted the 1995 Directors Stock Option Plan (the "Directors Plan") pursuant to which on the fourth business day following the day of each annual meeting of the stockholders, each director who is not an employee of the Company automatically receives a non-statutory option to purchase 10,000 shares at the fair market value of the shares on the date of the grant. Upon the adoption of the Directors Plan by the Board of Directors, each non-employee director (Messrs. Feirstein and Frankel) received an option to purchase 10,000 shares and an additional option to purchase 10,000 shares in view of the full year of service by each such director. The exercise price for each stock option is the fair market value per share of the Common Stock on the date of grant. The Company granted each of Messrs. Feirstein and Frankel 10,000 options under the Directors Plan during 1997 and 1996.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of BDO Seidman serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. It is expected that one or more representatives of BDO Seidman will be present at the Meeting, have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of the selection of BDO Seidman as the independent public accountants for the Company for fiscal year 1998. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the vote of a majority of the shares represented and voting at the Meeting.


                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

          Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all individual filing requirements applicable to the Company's executive officers and directors were complied with under Section 16(a).

                             STOCKHOLDER PROPOSALS

          Stockholders who wish to present proposals for action at the Company's 1998 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than February 1, 1999, for inclusion in next year's proxy statement and proxy card.

                         ANNUAL REPORT TO STOCKHOLDERS

          The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1997, including audited financial statements, is being mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

          The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                          ANNUAL REPORT ON FORM 10-KSB

          A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Cinema Ride, Inc., 12001 Ventura Place, Suite 340, Studio City, California 91604 Attention: T. Roger Bassil. If Exhibit copies are requested, a copying charge of $.20 per page will be made.


                   BY ORDER OF THE BOARD OF DIRECTORS



                   Mitch Francis
                   Chairman of the Board, President, and Chief Executive Officer

Studio City, California
April 29, 1998



STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                               CINEMA RIDE, INC.
                         12001 VENTURA PLACE, STE. 340
                         STUDIO CITY, CALIFORNIA 91604
                                 (818) 761-1002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Mitch Francis and Toufic Bassil as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all of the shares of common stock of Cinema Ride, Inc. held of record by the undersigned on April 27, 1998, at the Annual Meeting of Stockholders to be held on June 18, 1998, or any adjournment thereof.

  1. ELECTION OF DIRECTORS FOR all nominees below
     (except as marked to the contrary below) [_]

     WITHHOLD AUTHORITY
     to vote for all nominees listed below [_]

     (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):

                      [_] Mitch Francis      [_] Benjamin Frankel
                      [_] Norman Feirstein

  2. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

               [_] FOR         [_] AGAINST          [_] ABSTAIN

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                    Dated: ______________, 1998

                                                    ---------------------------
                                                             Signature
                                                    ---------------------------
                                                     Signature if held jointly

                                                    Please sign exactly as
                                                    name appears below. When
                                                    shares are held by joint
                                                    tenants, both should sign.
                                                    When signing as attorney,
                                                    as executor, administra-
                                                    tor, trustee, or guardian,
                                                    please give full title as
                                                    such. If a corporation,
                                                    please sign in full corpo-
                                                    rate name by President or
                                                    other authorized officer.
                                                    If a partnership, please
                                                    sign in partnership name
                                                    by authorized person.

 PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.